Exhibit 99.1
P R E S S   R E L E A S E

Splunk Inc. Announces Fiscal Second Quarter 2019 Financial Results
Software Revenues Up 43%; Total Revenues Grew 39%

SAN FRANCISCO – August 23, 2018 – Splunk Inc. (NASDAQ: SPLK), first in delivering "aha" moments from machine data, today announced results for its fiscal second quarter ended July 31, 2018.

Second Quarter 2019 Financial Highlights

•	Total revenues were $388.3 million, up 39% year-over-year.

•	Software revenues were $239.7 million, up 43% year-over-year.

•	GAAP operating loss was $103.9 million; GAAP operating margin was negative 26.7%.

•	Non-GAAP operating income was $11.4 million; non-GAAP operating margin was 2.9%.

•	GAAP loss per share was $0.71; non-GAAP income per share was $0.08.

•	Operating cash flow was $33.5 million with free cash flow of $28.0 million.

"The rapid digitization of every organization, coupled with Splunk’s increasing innovation, is driving our continued momentum," said Doug Merritt, President and CEO, Splunk. "Every organization needs to monitor, analyze and investigate data to make faster decisions and take action, and I am pleased that Splunk is the platform of choice. I am looking forward to .conf18 where we’ll reveal the next generation of product innovations to help our customers succeed during this exciting time in their digital evolution."

Second Quarter 2019 and Recent Business Highlights:

Customers:

•	Signed more than 550 new enterprise customers.

•
New and Expansion Customers Include: ADP, Dartmouth College, California Department of Technology, Grab (Singapore), Nordea (Sweden), Sheetz, SMSGlobal (Australia), Southwestern Energy Company Inc., UK Ministry of Defence, UNC Greensboro, University Hospitals Bristol (UK), U.S. Department of Defense, Worldpay

Products:

•	Released Splunk UBA 4.1, which helps to stop threats you cannot see. Splunk UBA 4.1 delivers greater scalability, streamlined investigation and improved administration.

•
Released Splunk Machine Learning Toolkit 3.3, which enables quicker investigation and anomaly detection, and Splunk Machine Learning Toolkit 3.4, which introduces new visualizations and an out-of-the-box neural network algorithm.

•	Announced an open beta for Splunk’s reimagined mobile solutions, which will improve key mobile functionality and be a more intuitive user experience.

Corporate:

•	Acquired VictorOps, a leader in DevOps incident management, to help modern development teams innovate faster.

•	Announced the speaker and presentation lineup for .conf18, which takes place from October 1-4 at the Walt Disney World Swan and Dolphin Resort in Orlando, Florida.

•	Celebrated Pride globally and sponsored San Francisco’s 2018 Pride Parade, in which over 500 Splunkers participated, aligning with Splunk’s commitment to diversity and inclusion.

Strategic and Channel Partners:

•
BAE Systems announced a new collaboration with Splunk to use machine learning to help secure U.S. Government cloud infrastructures and respond to security threats. Federated Secure Cloud, developed by BAE Systems and Dell EMC, integrates Splunk Enterprise into its government cloud solution.

•
Announced Splunk Connect for Kubernetes, a new Splunk integration with Amazon Web Services that makes it easy for Splunk customers to deploy, manage and scale containerized applications Kubernetes on AWS.

Splunk Inc. | www.splunk.com

Recognition:

•	Splunk was recognized as a 2018 Gartner Peer Insights Customer’s Choice for SIEM.

•	Splunk Enterprise Security was chosen as the Outstanding Data Security Solution at the Computing Big Data Excellence Awards 2018.

•	Splunk Enterprise Security won the SIEM category of Computerworld’s Hong Kong Awards 2018 for the third consecutive year.

•	Splunk President of Worldwide Field Operations, Susan St. Ledger was named to the San Francisco Business Times’ 2018 list of the Most Influential Women in Business.

•	Six different women at Splunk were named to CRN’s 2018 "Women of the Channel" list.

Financial Outlook

The company is providing the following guidance for its fiscal third quarter 2019 (ending October 31, 2018):

•	Total revenues are expected to be between $430 million and $432 million.

•	Non-GAAP operating margin is expected to be approximately 13%.

The company is updating its previous guidance provided on May 24, 2018 for its fiscal year 2019 (ending January 31, 2019):

•	Total revenues are expected to be approximately $1.685 billion (was approximately $1.645 billion).

•	Non-GAAP operating margin is expected to be approximately 11.5% (unchanged from prior guidance).

All forward-looking non-GAAP financial measures contained in this section "Financial Outlook" exclude estimates for stock-based compensation and related employer payroll tax, amortization of acquired intangible assets, adjustments related to a financing lease obligation and acquisition-related adjustments.

A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of these costs and expenses that may be incurred in the future. The company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for its fiscal second quarter 2019 non-GAAP results included in this press release.

Conference Call and Webcast
Splunk’s executive management team will host a conference call today beginning at 1:30 p.m. PT (4:30 p.m. ET) to discuss the company’s financial results and business highlights. Interested parties may access the call by dialing (866) 501-1535. International parties may access the call by dialing (216) 672-5582. A live audio webcast of the conference call will be available through Splunk’s Investor Relations website at http://investors.splunk.com/events-presentations. A replay of the call will be available through August 30, 2018 by dialing (855) 859-2056 and referencing Conference ID 1282768.

Safe Harbor Statement
This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding Splunk’s revenue and non-GAAP operating margin targets for the company’s fiscal third quarter and fiscal year 2019 in the paragraphs under "Financial Outlook" above and other statements regarding our market opportunity, future growth, current momentum, strategy, innovation, expectations for our industry and business, customer demand and penetration, our partner relationships, customer success, expanding use of Splunk by customers, and expected benefits of new products, product innovations and acquisitions, in particular VictorOps. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: Splunk’s limited operating history and experience developing and introducing new products, including its cloud offerings; risks associated with Splunk’s rapid growth, particularly outside of the United States; Splunk’s inability to realize value from its significant investments in its business, including product and service innovations and through acquisitions; Splunk’s shift from sales of perpetual licenses in favor of sales of term licenses and subscription agreements for our cloud services; Splunk’s transition to a multi-product software and services business; Splunk’s inability to successfully integrate acquired businesses and technologies; and general market, political, economic, business and competitive market conditions.

Additional information on potential factors that could affect Splunk’s financial results is included in the company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2018, which is on file with the U.S. Securities and Exchange Commission ("SEC") and Splunk’s other filings with the SEC. Splunk does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Splunk Inc.

Splunk Inc. | www.splunk.com

Splunk Inc. (NASDAQ: SPLK) turns machine data into answers. Organizations use market-leading Splunk solutions with machine learning to solve their toughest IT, Internet of Things and security challenges. Join millions of passionate users and discover your "aha" moment with Splunk today: http://www.splunk.com.

Social Media: Twitter | LinkedIn | YouTube | Facebook

Splunk, Splunk>, Listen to Your Data, The Engine for Machine Data, Splunk Cloud, Splunk Light and SPL are trademarks and registered trademarks of Splunk Inc. in the United States and other countries. All other brand names, product names, or trademarks belong to their respective owners. © 2018 Splunk Inc. All rights reserved.

For more information, please contact:
Media Contact
Tom Stilwell
Splunk Inc.
415.852.5561
tstilwell@splunk.com

Investor Contact
Ken Tinsley
Splunk Inc.
415.848.8476
ktinsley@splunk.com

Splunk Inc. | www.splunk.com

 SPLUNK INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2018	2017	2018	2017
		*As Adjusted		*As Adjusted
Revenues
License	$200,668	$147,231	$339,643	$249,793
Maintenance and services	187,635	132,993	360,299	257,199
Total revenues	388,303	280,224	699,942	506,992
Cost of revenues
License	5,671	3,159	10,795	6,087
Maintenance and services	78,077	56,717	150,923	111,952
Total cost of revenues	83,748	59,876	161,718	118,039
Gross profit	304,555	220,348	538,224	388,953
Operating expenses
Research and development	106,739	71,774	193,096	143,072
Sales and marketing	243,830	186,637	461,866	360,098
General and administrative	57,844	39,139	108,586	75,635
Total operating expenses	408,413	297,550	763,548	578,805
Operating loss	(103,858)	(77,202)	(225,324)	(189,852)
Interest and other income (expense), net
Interest income (expense), net	1,506	(164)	2,620	(692)
Other income (expense), net	(336)	(874)	(471)	(1,482)
Total interest and other income (expense), net	1,170	(1,038)	2,149	(2,174)
Loss before income taxes	(102,688)	(78,240)	(223,175)	(192,026)
Income tax provision (benefit)	811	353	(1,177)	1,691
Net loss	$(103,499)	$(78,593)	$(221,998)	$(193,717)

Basic and diluted net loss per share	$(0.71)	$(0.57)	$(1.54)	$(1.40)

Weighted-average shares used in computing basic and diluted net loss per share	145,030	139,063	144,306	138,436

* Prior-period information has been adjusted to reflect the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which Splunk adopted on February 1, 2018.

Splunk Inc. | www.splunk.com

SPLUNK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	July 31, 2018	January 31, 2018 *As Adjusted
Assets
Current assets
Cash and cash equivalents	$419,681	$545,947
Investments, current	471,902	619,203
Accounts receivable, net	247,827	396,413
Prepaid expenses and other current assets	65,837	70,021
Deferred commissions, current	57,419	52,451
Total current assets	1,262,666	1,684,035
Investments, non-current	9,750	5,375
Property and equipment, net	156,409	160,880
Intangible assets, net	105,865	48,142
Goodwill	503,388	161,382
Deferred commissions, non-current	43,435	37,920
Other assets	70,004	41,711
Total assets	$2,151,517	$2,139,445
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$14,470	$11,040
Accrued compensation	133,015	145,365
Accrued expenses and other liabilities	99,251	84,631
Deferred revenue, current	494,610	489,913
Total current liabilities	741,346	730,949
Deferred revenue, non-current	166,976	178,792
Other liabilities, non-current	96,359	98,383
Total non-current liabilities	263,335	277,175
Total liabilities	1,004,681	1,008,124
Stockholders’ equity
Common stock	146	143
Accumulated other comprehensive income (loss)	(2,730)	156
Additional paid-in capital	2,327,885	2,086,893
Accumulated deficit	(1,178,465)	(955,871)
Total stockholders’ equity	1,146,836	1,131,321
Total liabilities and stockholders’ equity	$2,151,517	$2,139,445

* Prior-period information has been adjusted to reflect the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which Splunk adopted on February 1, 2018.

Splunk Inc. | www.splunk.com

SPLUNK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2018	2017	2018	2017
		*As Adjusted		*As Adjusted
Cash flows from operating activities
Net loss	$(103,499)	$(78,593)	$(221,998)	$(193,717)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	12,751	10,813	24,167	19,916
Amortization of deferred commissions	17,089	10,336	32,877	20,653
Amortization of investment premiums (accretion of discounts)	(361)	125	(537)	342
Stock-based compensation	105,043	92,367	199,664	182,422
Deferred income taxes	114	(967)	(125)	(866)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable, net	(39,214)	(34,350)	156,362	31,706
Prepaid expenses and other assets	1,362	(826)	(21,937)	(7,883)
Deferred commissions	(28,644)	(14,046)	(43,360)	(24,322)
Accounts payable	4,068	1,249	2,990	1,963
Accrued compensation	32,602	4,724	(11,833)	(6,264)
Accrued expenses and other liabilities	20,599	16,012	6,259	8,107
Deferred revenue	11,614	16,344	(12,518)	32,489
Net cash provided by operating activities	33,524	23,188	110,011	64,546
Cash flows from investing activities
Purchases of investments	(175,756)	(218,224)	(198,631)	(340,697)
Maturities of investments	173,051	175,200	347,176	338,265
Acquisitions, net of cash acquired	(110,740)	(17,223)	(394,910)	(17,223)
Purchases of property and equipment	(5,562)	(2,908)	(7,858)	(8,513)
Other investment activities	—	—	(4,375)	—
Net cash used in investing activities	(119,007)	(63,155)	(258,598)	(28,168)
Cash flows from financing activities
Proceeds from the exercise of stock options	241	486	1,354	1,973
Proceeds from employee stock purchase plan	24,201	19,282	24,201	19,282
Taxes paid related to net share settlement of equity awards	—	(26,647)	(779)	(59,109)
Repayment of financing lease obligation	(629)	(485)	(1,218)	(802)
Net cash provided by (used in) financing activities	23,813	(7,364)	23,558	(38,656)
Effect of exchange rate changes on cash and cash equivalents	(475)	714	(1,237)	742
Net decrease in cash and cash equivalents	(62,145)	(46,617)	(126,266)	(1,536)
Cash and cash equivalents at beginning of period	481,826	466,427	545,947	421,346
Cash and cash equivalents at end of period	$419,681	$419,810	$419,681	$419,810

* Prior-period information has been adjusted to reflect the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which Splunk adopted on February 1, 2018.

Splunk Inc. | www.splunk.com

SPLUNK INC.
Non-GAAP Financial Measures and Reconciliations

To supplement Splunk’s condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Splunk provides investors with certain non-GAAP financial measures, including non-GAAP cost of revenues, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP sales and marketing expense, non-GAAP general and administrative expense, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss) and non-GAAP net income (loss) per share (collectively the "non-GAAP financial measures"). These non-GAAP financial measures exclude all or a combination of the following (as reflected in the following reconciliation tables): expenses related to stock-based compensation and related employer payroll tax, amortization of acquired intangible assets, adjustments related to a financing lease obligation and acquisition-related adjustments, including the partial release of the valuation allowance due to acquisitions. The adjustments for the financing lease obligation are to reflect the expense Splunk would have recorded if its build-to-suit lease arrangement had been deemed an operating lease instead of a financing lease and is calculated as the net of actual ground lease expense, depreciation and interest expense over estimated straight-line rent expense. The non-GAAP financial measures are also adjusted for Splunk's estimated tax rate on non-GAAP income (loss). To determine the annual non-GAAP tax rate, Splunk evaluates a financial projection based on its non-GAAP results. The annual non-GAAP tax rate takes into account other factors including Splunk's current operating structure, its existing tax positions in various jurisdictions and key legislation in major jurisdictions where Splunk operates. The non-GAAP tax rate applied to the three and six months ended July 31, 2018 was 20%. Splunk will utilize this annual non-GAAP tax rate in fiscal 2019 and will provide updates to this rate on an annual basis, or more frequently if material changes occur. In addition, non-GAAP financial measures includes free cash flow, which represents cash from operations less purchases of property and equipment. The presentation of the non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Splunk uses these non-GAAP financial measures for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Splunk believes that these non-GAAP financial measures provide useful information about Splunk’s operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. In addition, these non-GAAP financial measures facilitate comparisons to competitors’ operating results.

Splunk excludes stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding Splunk’s operational performance and allows investors the ability to make more meaningful comparisons between Splunk’s operating results and those of other companies. Splunk excludes employer payroll tax expense related to employee stock plans in order for investors to see the full effect that excluding that stock-based compensation expense had on Splunk’s operating results. These expenses are tied to the exercise or vesting of underlying equity awards and the price of Splunk’s common stock at the time of vesting or exercise, which may vary from period to period independent of the operating performance of Splunk’s business. Splunk also excludes amortization of acquired intangible assets, acquisition-related costs, including the partial release of the valuation allowance due to acquisitions, and makes adjustments related to a financing lease obligation from its non-GAAP financial measures because these are considered by management to be outside of Splunk’s core operating results. Accordingly, Splunk believes that excluding these expenses provides investors and management with greater visibility to the underlying performance of its business operations, facilitates comparison of its results with other periods and may also facilitate comparison with the results of other companies in its industry. Splunk considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in its business, making strategic acquisitions and strengthening its balance sheet.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by Splunk’s competitors and exclude expenses that may have a material impact upon Splunk’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Splunk’s business and an important part of the compensation provided to Splunk’s employees. The non-GAAP financial measures are meant to supplement and be viewed in conjunction with GAAP financial measures.

The following tables reconcile Splunk’s GAAP results to Splunk’s non-GAAP results included in this press release.

Splunk Inc. | www.splunk.com

SPLUNK INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)

Reconciliation of Cash Provided by Operating Activities to Free Cash Flow

	Three Months Ended		Six Months Ended
	July 31,	July 31,	July 31,	July 31,
	2018	2017	2018	2017
Net cash provided by operating activities	$33,524	$23,188	$110,011	$64,546
Less purchases of property and equipment	(5,562)	(2,908)	(7,858)	(8,513)
Free cash flow (non-GAAP)	$27,962	$20,280	$102,153	$56,033
Net cash used in investing activities	$(119,007)	$(63,155)	$(258,598)	$(28,168)
Net cash provided by (used in) financing activities	$23,813	$(7,364)	$23,558	$(38,656)

Reconciliation of GAAP to Non-GAAP Financial Measures
Three Months Ended July 31, 2018

	GAAP	Stock-based compensation and related employer payroll tax	Amortization of acquired intangible assets	Adjustments related to financing lease obligation		Acquisition-related adjustments	Income tax effects related to non-GAAP adjustments(3)	Non-GAAP
Cost of revenues	$83,748	$(9,438)	$(5,353)	$304		$—	$—	$69,261
Gross margin	78.4%	2.5%	1.4%	(0.1)%		—%	—%	82.2%
Research and development	106,739	(34,518)	(268)	507		—	—	72,460
Sales and marketing	243,830	(47,020)	(652)	1,147		—	—	197,305
General and administrative	57,844	(17,440)	—	248		(2,730)	—	37,922
Operating income (loss)	(103,858)	108,416	6,273	(2,206)		2,730	—	11,355
Operating margin	(26.7)%	27.9%	1.6%	(0.6)%		0.7%	—%	2.9%
Income tax provision	811	—	—	—		—	2,105	2,916
Net income (loss)	$(103,499)	$108,416	$6,273	$(151)	(2)	$2,730	$(2,105)	$11,664
Net income (loss) per share (1)	$(0.71)							$0.08
_________________________
(1) GAAP net loss per share calculated based on 145,030 weighted-average shares of common stock. Non-GAAP net income per share calculated based on 151,441 diluted weighted-average shares of common stock, which includes 6,411 potentially dilutive shares related to employee stock awards. GAAP to non-GAAP net income (loss) per share is not reconciled due to the difference in the number of shares used to calculate basic and diluted weighted-average shares of common stock.
(2) Includes $2.1 million of interest expense related to the financing lease obligation.
(3) Represents the tax effect of the non-GAAP adjustments based on the estimated annual effective tax rate of 20%.

Reconciliation of GAAP to Non-GAAP Financial Measures
Three Months Ended July 31, 2017

	GAAP *As Adjusted	Stock-based compensation and related employer payroll tax	Amortization of acquired intangible assets	Adjustments related to financing lease obligation		Partial release of the valuation allowance due to acquisition	Income tax effects related to non-GAAP adjustments (3)	Non-GAAP *As Adjusted
Cost of revenues	$59,876	$(8,687)	$(2,870)	$309		$—	$—	$48,628
Gross margin	78.6%	3.1%	1.0%	(0.1)%		—%	—%	82.6%
Research and development	71,774	(26,550)	(55)	495		—	—	45,664
Sales and marketing	186,637	(43,837)	(1,316)	1,174		—	—	142,658
General and administrative	39,139	(15,691)	—	227		—	—	23,675
Operating income (loss)	(77,202)	94,765	4,241	(2,205)		—	—	19,599
Operating margin	(27.6)%	33.9%	1.5%	(0.8)%		—%	—%	7.0%
Income tax provision	353	—	—	—		546	4,681	5,580
Net income (loss)	$(78,593)	$94,765	$4,241	$(99)	(2)	$(546)	$(4,681)	$15,087
Net income (loss) per share (1)	$(0.57)							$0.11

* Prior-period information has been adjusted to reflect the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which Splunk adopted on February 1, 2018.
_________________________
(1) GAAP net loss per share calculated based on 139,063 weighted-average shares of common stock. Non-GAAP net income per share calculated based on 142,852 diluted weighted-average shares of common stock, which includes 3,789 potentially dilutive shares related to employee stock awards. GAAP to non-GAAP net income (loss) per share is not reconciled due to the difference in the number of shares used to calculate basic and diluted weighted-average shares of common stock.
(2) Includes $2.1 million of interest expense related to the financing lease obligation.
(3) Represents the tax effect of the non-GAAP adjustments based on the estimated annual effective tax rate of 27%.

Reconciliation of GAAP to Non-GAAP Financial Measures
Six Months Ended July 31, 2018

	GAAP	Stock-based compensation and related employer payroll tax	Amortization of acquired intangible assets	Adjustments related to financing lease obligation		Acquisition-related adjustments	Partial release of the valuation allowance due to acquisition	Income tax effects related to non-GAAP adjustments(3)	Non-GAAP
Cost of revenues	$161,718	$(18,987)	$(9,603)	$616		$—	$—	$—	$133,744
Gross margin	76.9%	2.7%	1.4%	(0.1)%		—%	—%	—%	80.9%
Research and development	193,096	(62,756)	(546)	996		—	—	—	130,790
Sales and marketing	461,866	(92,860)	(830)	2,317		—	—	—	370,493
General and administrative	108,586	(34,727)	—	482		(6,034)	—	—	68,307
Operating loss	(225,324)	209,330	10,979	(4,411)		6,034	—	—	(3,392)
Operating margin	(32.2)%	29.8%	1.6%	(0.6)%		0.9%	—%	—%	(0.5)%
Income tax provision (benefit)	(1,177)	—	—	—		—	3,313	(1,560)	576
Net income (loss)	$(221,998)	$209,330	$10,979	$(287)	(2)	$6,034	$(3,313)	$1,560	$2,305
Net income (loss) per share (1)	$(1.54)								$0.02
_________________________
(1) GAAP net loss per share calculated based on 144,306 weighted-average shares of common stock. Non-GAAP net income per share calculated based on 150,537 diluted weighted-average shares of common stock, which includes 6,231 potentially dilutive shares related to employee stock awards. GAAP to non-GAAP net income (loss) per share is not reconciled due to the difference in the number of shares used to calculate basic and diluted weighted-average shares of common stock.
(2) Includes $4.1 million of interest expense related to the financing lease obligation.
(3) Represents the tax effect of the non-GAAP adjustments based on the estimated annual effective tax rate of 20%.

Reconciliation of GAAP to Non-GAAP Financial Measures
Six Months Ended July 31, 2017

	GAAP *As Adjusted	Stock-based compensation and related employer payroll tax	Amortization of acquired intangible assets	Adjustments related to financing lease obligation		Partial release of the valuation allowance due to acquisition	Income tax effects related to non-GAAP adjustments (3)	Non-GAAP *As Adjusted
Cost of revenues	$118,039	$(17,320)	$(5,519)	$615		$—	$—	$95,815
Gross margin	76.7%	3.4%	1.1%	(0.1)%		—%	—%	81.1%
Research and development	143,072	(54,598)	(83)	1,026		—	—	89,417
Sales and marketing	360,098	(86,252)	(1,332)	2,344		—	—	274,858
General and administrative	75,635	(30,791)	—	464		—	—	45,308
Operating income (loss)	(189,852)	188,961	6,934	(4,449)		—	—	1,594
Operating margin	(37.4)%	37.2%	1.4%	(0.9)%		—%	—%	0.3%
Income tax provision	1,691	—	—	—		546	(1,254)	983
Net income (loss)	$(193,717)	$188,961	$6,934	$(229)	(2)	$(546)	$1,254	$2,657
Net income (loss) per share (1)	$(1.40)							$0.02

* Prior-period information has been adjusted to reflect the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which Splunk adopted on February 1, 2018.
_________________________
(1) GAAP net loss per share calculated based on 138,436 weighted-average shares of common stock. Non-GAAP net income per share calculated based on 142,602 diluted weighted-average shares of common stock, which includes 4,166 potentially dilutive shares related to employee stock awards. GAAP to non-GAAP net income (loss) per share is not reconciled due to the difference in the number of shares used to calculate basic and diluted weighted-average shares of common stock.
(2) Includes $4.2 million of interest expense related to the financing lease obligation.
(3) Represents the tax effect of the non-GAAP adjustments based on the estimated annual effective tax rate of 27%.

Splunk Inc. | www.splunk.com